                                                                    EXHIBIT 99.2

                                 RAILTEX, INC.
                                 4040 BROADWAY
                                   SUITE 200
                            SAN ANTONIO, TEXAS 78209

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

    The undersigned holder of Common Stock of RailTex, Inc., a Texas corporation (the "Company"), hereby appoints Robert M. Ayres, Jr. and Ferd. C. Meyer, Jr., and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side, all of the shares of RailTex common stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held at the McNay Art Museum, 6000 North New Braunfels, San Antonio, Texas 78209, on Tuesday, February 1, 2000, at 9:00 a.m., CST, or at any adjournments or postponements thereof.

                          (continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. PLEASE MAKE YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL SET FORTH BELOW.

PROPOSAL 1.

    To approve and adopt the Agreement and Plan of Merger, dated      FOR      AGAINST      ABSTAIN
    as of October 14, 1999, by and among RailAmerica, Inc.,           [ ]        [ ]          [ ]
    Cotton Acquisition Corp. ("Sub") and RailTex, Inc. and the
    transactions contemplated thereby, including the merger of
    Sub with and into RailTex.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or at any adjournments or postponements thereof.

                                             The undersigned hereby acknowledges
                                             receipt of (i) the Notice of
                                             Special Meeting and (ii) the Joint
                                             Proxy Statement/Prospectus.

                                             Dated:
                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                 (Signature if held jointly)

                                             IMPORTANT: Please sign exactly as
                                             your name appears hereon and mail
                                             it promptly even though you may
                                             plan to attend the meeting. When
                                             shares are held by joint tenants,
                                             both should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                                     (see reverse side)

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.